EXHIBIT 10.22(a)

THIS NOTE AND THE SECURITIES THAT MAY BE ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH NOTE OR SECURITIES WHICH OTHER COUNSEL IS SATISFACTORY TO THE COMPANY THAT SUCH NOTE OR THE SECURITIES THAT MAY BE ISSUABLE UPON CONVERSION HEREOF MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

[Alternate Legend for Non-U.S. Purchasers]

[THIS NOTE AND THE SECURITIES THAT MAY BE ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE SECURITIES THAT MAY BE ISSUABLE UPON CONVERSION HEREOF MAY BE REOFFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, OTHER THAN TO DISTRIBUTORS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) IN THE ABSENCE OF SUCH REGISTRATION UNTIL (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH NOTE OR SECURITIES WHICH OTHER COUNSEL IS SATISFACTORY TO THE COMPANY THAT SUCH NOTE OR THE SECURITIES THAT MAY BE ISSUABLE UPON CONVERSION HEREOF MAY BE PLEDGED, SOLD ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.]

SENIOR SECURED NOTE

$[_____________]	New York, New York
August 8, 2007

Background:

The undersigned (the “undersigned” or the “Company”) has entered into that certain Agreement and Plan of Merger and Reorganization, dated as of January 19, 2007, as amended (the “Merger Agreement”), by and among the Company, SBE, Inc. (“SBE”), a Delaware corporation and Cold Winter Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SBE (“Merger Sub”), which provides for a merger (the “Merger”) of the undersigned with and into Merger Sub;

The Company sold 6% senior secured notes, due September 30, 2007, in aggregate principal amount of $1,000,000 to SBE (the “SBE Notes”), pursuant to a note purchase agreement, dated as of May 18, 2007, and the SBE Notes will be deemed paid in the event the Merger occurs;

On February 28, 2006, November 20, 2006, January 22, 2007 and June 4, 2007, the Company sold senior secured notes, after amendment all due on December 31, 2007, on a par with this Note in aggregate principal amount of $13,000,000 (the “Bridge Notes”) to certain lenders on similar terms to this Note, except that the Bridge Notes bear interest at 4% per annum and will be converted on different terms in event the Merger occurs;

This Note was issued pursuant to the Note Purchase Agreement, dated as of July 31, 2007, between the Company and Lender (the “Note Purchase Agreement”);

Upon the issuance of this Note, the undersigned issued additional senior secured notes of identical tenor to this Note in an aggregate principal amount (including this Note) of $4,000,000 as set forth in the Note Purchase Agreement (collectively, the “Notes”, and together with the SBE Note and the Bridge Notes, the “Senior Secured Notes”); and

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note Purchase Agreement.

FOR VALUE RECEIVED, the undersigned, a Delaware corporation having an address at Biblioteksgatan 11, S111 46 Stockholm, Sweden, hereby promises to pay to the order of [____________________________], or assigns (“Lender”), at its offices located at [________________________] or at such other place as the Lender may from time to time designate to the undersigned in writing, on December 31, 2007, or such earlier date as required hereunder, the sum of [___________________] DOLLARS [($_______________)] at a rate per annum equal to eight percent (8%). In no event, however, shall interest hereunder be in excess of the maximum interest rate permitted by law.

The obligations of the undersigned under this Note, together with all obligations under the other Senior Secured Notes, are secured in accordance with the terms of (i) certain Stockholder Pledge and Security Agreements, dated February 28, 2006 (as amended, restated, modified and supplemented from time to time, the “Stockholder Pledge Agreements”) between certain stockholders of the Company and Lender, by the pledge of certain Collateral, as defined in such Stockholder Pledge Agreements, respectively, and (ii) a Security Agreement, dated February 28, 2006 (as amended, restated, modified and supplemented from time to time, the “Security Agreement”) between the Company and Lender, by the pledge of certain Collateral, as defined in such Security Agreement.

A. Merger; Conversion:

1. In the event the Merger is completed, the Company shall cause the rights to convert this Note to be enforceable against SBE.

2. In the event that the Merger is completed and the Company completes an offering of its equity or equity equivalent securities with gross proceeds aggregating $5,000,000 or more (the “Qualified Financing”) prior to December 31, 2007, this Note, including without limitation all accrued interest (unless paid in cash by the undersigned) and other obligations under this Note, may be converted at the option of the Lender into the securities sold in the Qualified Financing (the “Offering Securities”), on substantially the same terms as the Offering Securities are purchased by other investors in the Qualified Financing within 90 days after closing of the Qualified Financing, but not later than December 31, 2007.

3.  In the event the undersigned fails to complete a Qualified Financing by December 31, 2007, this Note, including without limitation all accrued interest and other obligations under this Note, may be converted at the option of Lender into securities of the undersigned on substantially the same terms as the Bridge Notes are converted (only if the Bridge Notes are converted), subject to compliance with applicable securities law.

B. Default; Remedy. If any one or more of the following events of default (each, an “Event of Default”) shall occur, that is to say:

1. default shall be made in the payment of any principal or interest of this Note when the same shall become due and payable, whether at maturity, by acceleration, by notice of intention to prepay or otherwise;

2. the undersigned shall become unable to pay its debts as they mature, seek to auction all or a substantial portion of its assets, make a general assignment for the benefit of creditors, commence or cause to be commenced a meeting of its creditors or take advantage of any of the insolvency laws, or a case is commenced or a petition in bankruptcy or for an arrangement or reorganization under the Federal Bankruptcy Code (i) is filed against the undersigned, or (ii) is filed by the undersigned, or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of the undersigned’s assets or affairs, or an order for relief in a case commenced under the Federal Bankruptcy Code is entered;

3. any judgment or judgments against the undersigned or its property for any amount remains unpaid, undischarged, unsatisfied, unbonded or undismissed for a period of ten (10) days, or a levy, sequestration or attachment against the undersigned or its property for any amount remains unpaid, undischarged, unstayed, unsatisfied or undismissed for a period of ten (10) days;

4. any guaranty of the obligations of the undersigned to Lender is terminated or breached, or if any guarantor of the obligations of the undersigned to the Lender attempts to terminate, challenge the validity of, or its liability under, any such guaranty or similar agreement, or the undersigned terminates any guaranty which it has given to Lender to secure the indebtedness of any third party; or

5. any event of default shall occur under any agreement between Lender and the undersigned, including without limitation the Security Agreement, any Stockholder Pledge Agreement or any guaranty related thereto, which is not cured within any applicable grace period, then this Note (x)(i) upon the occurrence of an Event of Default pursuant to subsection 2 of this Section (B) shall immediately become due and payable, without notice; and (ii) upon the occurrence of any other Event of Default, shall become due and payable, upon delivery of written notice of such Event of Default by Required Holders, to the undersigned, in each case together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof; and (y) shall bear interest at a rate of interest per annum equal to fifteen percent (15%). To the extent permitted by applicable law interest shall accrue with respect to interest that is due and not paid. In the event the holders of the Senior Secured Notes take action under the Security Agreement or any Stockholder Pledge Agreement, such holders shall proceed first under the Security Agreement and thereafter, only if the Company’s obligations to the Lenders are not satisfied, under such Stockholder Pledge Agreement.

C. Governing Law. This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State. Any judicial proceeding by the undersigned against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Note, shall be brought only in federal or state court located in the City of New York, State of New York. Any judicial proceeding brought against the undersigned with respect to this Note may be brought in any court of competent jurisdiction in the City of New York, State of New York, United States of America, and, by execution and delivery of this Note, the undersigned accepts, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note or any related agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against the undersigned in the courts of any other jurisdiction. The undersigned waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

D. Waiver of Jury Trial. THE UNDERSIGNED EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.

E. Notices. All notices required hereunder shall be given in the manner set forth in the Note Purchase Agreement.

F. Transfer to Comply with the Securities Act of 1933.

1 The holder of this Note, each transferee hereof and any holder and transferee of any securities issued upon conversion hereof other than in a registered public offering, by his acceptance hereof or thereof, agrees that (i) no public distribution of Notes or such securities will be made in violation of the Act, and (ii) during such period as the delivery of a prospectus with respect to such securities may be required by the Act, no public distribution of such securities will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with applicable state securities laws. The holder of this Note and each transferee hereof further agrees that if any distribution of any securities issued upon conversion hereof other than in a registered public offering is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the undersigned of an opinion of counsel, reasonably satisfactory in form and substance to the undersigned’s counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of this Note that any transferee thereof be bound by all of the terms and conditions contained in this Note.

2 Each certificate for securities issued upon conversion hereof shall bear a legend relating to the non-registered status of such securities under the Act, unless at the time of conversion of this Note such securities are subject to a currently effective registration statement under the Act.

G. Certain Representations and Covenants.

1 No information provided by the undersigned to the Lender contains or will on the Closing Date contain any untrue statement of a material fact or omits or will on the Closing Date omit to state any material fact necessary to make the statements contained herein or therein not misleading. During the term of this Note, upon the request of the Required Holders, the Company shall provide the Lender with any and all information about the Company reasonably deemed necessary for the Lender to evaluate this Note or a possible conversion thereof; provided that the Lender shall keep such information confidential.

2. While this Note is outstanding, the Company (a) shall not issue any toxic convertibles or death spiral preferreds, and (b) shall not permit its 100% owned subsidiary Neonode AB, a Swedish corporation, to issue any such securities or incur any indebtedness other than reasonable accounts payable and indebtedness from affiliates.

3. If any event occurs as to which the provisions of this Note are strictly applicable and the application thereof would not fairly protect the rights of the Lender in accordance with the essential intent and principles of such provisions, including but not limited to protection from dilution, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as the Board of Directors, in good faith, determines to be reasonably necessary to protect such rights as aforesaid.

H. Subordination. The holder of this Note and each transferee hereof, by its acceptance hereof, agrees that any payment or distribution in respect of this Note (i) is expressly subordinated to the Company’s obligations to Almi Foretags Partner, AB, a corporation recognized under the laws of Sweden, (ii) is pari passu with the Bridge Notes and Company’s obligations to Petrus Holdings S.A., a corporation organized under the laws of Luxembourg and (iii) is pari passu with the SBE Notes, except that the SBE Notes may be payable sooner than this Note.

I. Waiver. The undersigned expressly waives any presentment, demand, protest, notice of protest, or notice of any kind.

J. Amendment. This Note may only be amended with the written consent of the undersigned and the Required Holders, and the holder of this Note shall be bound by any such amendment; provided that no amendment which adversely affects the Lender disproportionately shall be effective against the Lender without the Lender’s consent.

NEONODE INC.
By:
, Authorized Signatory